UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2023

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote Security Holders.
On March 9, 2023, TransDigm Group Incorporated (the “Company”) conducted its Annual Meeting of Stockholders (the “2023 Annual Meeting”). At the meeting, Messrs. David Barr, Mervin Dunn, Michael Graff, Sean Hennessy, W. Nicholas Howley, Gary E. McCullough, Robert Small, John Staer, Kevin Stein and Mses. Jane Cronin and Michele Santana were re-elected as directors of the Company. In addition, the stockholders, in an advisory vote, ratified the Company’s selection of Ernst & Young LLP as its independent accountants for the fiscal year ending September 30, 2023; approved the compensation paid by the Company to its named executive officers; and approved holding an advisory vote on the compensation paid by the Company to its named executive officers annually. The details of the vote are set forth below:
Proposal 1 – Election of Directors:

	FOR	WITHHELD	BROKER NON-VOTES
David Barr	46,988,635	1,975,113	1,676,262
Jane Cronin	48,442,359	521,389	1,676,262
Mervin Dunn	32,970,525	15,993,223	1,676,262
Michael Graff	30,843,858	18,119,890	1,676,262
Sean Hennessy	32,815,598	16,148,150	1,676,262
W. Nicholas Howley	43,316,549	5,647,199	1,676,262
Gary E. McCullough	34,713,054	14,250,694	1,676,262
Michele Santana	47,003,699	1,960,049	1,676,262
Robert Small	33,099,887	15,863,861	1,676,262
John Staer	46,635,472	2,328,276	1,676,262
Kevin Stein	48,016,866	946,882	1,676,262
Proposal 2 – To ratify the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending September 30, 2023:

FOR	50,261,227
AGAINST	375,403
ABSTAIN	3,380
Proposal 3 – To approve (in an advisory vote) compensation paid to the Company’s named executive officers:

FOR	24,938,440
AGAINST	23,964,986
ABSTAIN	60,322
BROKER NON-VOTES	1,676,262
Proposal 4 – To approve (in an advisory vote) on how often to conduct an advisory vote on compensation paid to the Company’s named executive officers:

1 YEAR	43,017,967
2 YEARS	163,360
3 YEARS	4,045,512
ABSTAIN	1,533,233
In light of this result and other factors considered by the Board of Directors, the Board has determined that the Company will hold future say on pay votes on an annual basis until the next required non-binding advisory vote on the frequency of say on pay votes.

No other matters were brought before stockholders for a vote at the 2023 Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Jessica Warren
Name:	Jessica Warren
Title:	General Counsel, Chief Compliance Officer and Secretary

Dated: March 10, 2023